UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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SCHEDULE 14A INFORMATION

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Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

LEATT CORPORATION
(Name of Registrant as Specified in its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! LEATT CORPORATION C/O PROXY SERVICES P.O. BOX 9142 FARMINGDALE, NY 11735 LEATT CORPORATION 2026 Annual Meeting Vote by November 19, 2026 11:59 PM ET T04043-P57472 You invested in LEATT CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on November 20, 2026. Vote Virtually at the Meeting* November 20, 2026 11:00 AM ET Virtually at: www.virtualshareholdermeeting.com/LEAT2026 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # Get informed before you vote View the Notice and Proxy Statement and Form 10-K, as amended, OR you can receive a free paper or email copy of the material(s) by requesting prior to November 6, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends T04044-P57472 1. To elect each of the three nominees listed below as directors to hold office until the 2027 Annual Meeting of Stockholders, or until such person shall resign, be removed or otherwise leave office. For Nominees: 01) Dr. Christopher J. Leatt 02) Sean Macdonald 03) Jeffrey J. Guzy 2. To ratify the selection by the Audit Committee of M&K CPAS, PLLC as the Company’s independent registered public accounting firm for the year ending December 31, 2026. For 3. To approve the adoption of the Leatt Corporation 2026 Equity Incentive Plan. For 4. A non-binding advisory vote on executive compensation. For 5. To approve the frequency of future votes on executive compensation on a non-binding and advisory basis. 3 Years 6. To transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof. NOTE: In the event that there are insufficient votes for, or otherwise in connection with, the approval of the proposals, the Annual Meeting may be adjourned to a later date or dates to permit further solicitation and vote of proxies.